Exhibit 28 (h)(5) under Form N-1A

Exhibit 99 under item 601/REG. S-K

ASSIGNMENT, ASSUMPTION AND CONSENT

WHEREAS, the registered investment companies listed on Schedule 1 hereto (“Lender”) entered into the Agency Agreement for Securities Lending Transactions, dated October 4, 2004 attached as Exhibit A hereto and amended on September 1, 2005 and December 1, 2005 (the “Agreement”) with HSBC Bank USA, N.A. (“HSBC”); and

WHEREAS, under the terms of a Transaction Agreement, HSBC has agreed to assign to Citibank, N.A. (“Citibank”) and Citibank has agreed to assume the rights and obligations of HSBC under the Agreement whereby, in accordance with its terms, Citibank would become the agent of Lender for the purposes of lending the securities of Lender.

WHEREAS, Lender holds open loans or transactions on the books of HSBC as agent for each Lender (all of which shall be referred to herein as “Open Transactions”).

WHEREAS, the Agreement contains terms specifying that HSBC may not assign, transfer or charge all or any of its rights, benefits or obligations thereunder without the prior consent of Lender; and

WHEREAS, Lender wishes to memorialize its consent to the assignment and assumption; and

NOW THEREFORE, the undersigned agree as follows:

1.	Effective as of March 31, 2006 (the “Assignment Date”), HSBC assigns to Citibank, and Citibank accepts the assignment to it of and assumes all of the rights and obligations of HSBC under the Agreement.

2.	Effective as of the Assignment Date, any and all Open Transactions except for those Open Transactions in place with Citibank or its affiliates will be transferred from HSBC, pursuant to the terms of a novation agreement, and thereafter carried by Citibank as agent for Lender.

3.	Lender consents to the assignment and transfer to HSBC to Citibank of the rights and obligations of Assignor under the Agreement and agrees to continue to be bound thereby.

4.	This Assignment and Assumption shall apply to any amendment or rider to the Agreement and any free agreement.

5.	Subject to the terms of the Transaction Agreement, nothing in this Assignment and Assumption shall relieve HSBC of (or impart to Citibank) any liability or obligation under the Agreement, which obligation arises from any event, service or transaction occurring prior to the Assignment Date or which arises from any act or omission of HSBC before or after the Assignment Date.

As between HSBC and Citibank, nothing in this Assignment and Assumption shall alter or affect any other agreement or arrangement between HSBC and Citibank (or between their respective affiliates), including without limitation the Transaction Agreement. As between this Agreement and the Transaction Agreement, the terms of the Transaction Agreement shall govern with respect to the respective liabilities of HSBC and Citibank.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed as of the 29th day of March, 2006 by their respective officers hereunder duly authorized.

HSBC Bank USA, N.A.

By: /s/ Richard Kissinger

Name: Richard Kissinger

Title: Senior Vice President

CITIBANK, N.A.	Each registered investment company on behalf of its respective series as listed on Schedule 1, severally and not jointly

By: /s / Jeff Cutter	By: /s/ Richard A. Novak
Name: Jeff Cutter, Director	Name: Richard A. Novak
Title: Global Transaction Services/Securities Finance	Title: Treasurer
111 Wall Street/15th Floor
New York, NY 10005
Office: 212-657-7184 Fax: 212-825-5874

Schedule 1

Registered Investment Company and Respective Series Companies

Federated Core Trust

Federated Mortgage Core Portfolio

Federated Inflation-Protected Securities Core Fund

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund

Federated Income Securities Trust

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Intermediate Government/Corporate Fund

Federated Insurance Series

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Government Income Securities, Inc.

Federated Income Trust

Federated Intermediate Government Fund, Inc.

Federated Total Return Government Fund

Federated U.S. Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Year

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS, dated as of October 4, 2004, between each of the registered investment companies on behalf of its respective series companies listed on Exhibit B (each a “Customer”), and HSBC BANK USA (the “Bank”), for the provision of services in connection with securities lending transactions.

WHEREAS, each Customer invests in certain securities consisting primarily of fixed income securities (the “Securities”); and

WHEREAS, the Securities are maintained on behalf of each Customer by State Street Bank & Trust Company, as custodian (together with any subsequent custodian of the Securities the “Custodian”); and

WHEREAS, each Customer wishes to appoint Bank as its agent for the purposes of lending or entering into transactions with respect to Securities as set forth herein and, if directed to be each Customer, for the purpose of directing the investment and reinvestment of the collateral received in connection with such lending transactions and Bank has agreed to act as each Customer’s agent for such purposes pursuant to the terms hereof.

NOW, THEREFORE, in consideration of the mutual promises herein, the parties hereto agree as follows:

SECTION 1.

DEFINITIONS.

Whenever used in this Agreement, unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below:

“Acquisition Date” has the meaning assigned in Section 4.6.

“Approved Counterparty” means any entity identified on Schedule I, as such Schedule may be amended or supplemented from time to time by delivery to Customer from Bank of an executed amended or supplemented Scheduled other than any entity deleted from such Schedule pursuant to written instructions from Customer.

“Approved Investment” means any type of security, instrument, participation, or interest in property listed on Schedule II hereto, as such Schedule may be amended or supplemented from time to time as mutually agreed upon by the Bank and Customer.

“Book-Entry System” shall mean the system maintained by the Federal Reserve Banks for maintaining securities in book-entry form and transferring the same among those permitted to maintain book-entry accounts in such system.

“Business Day” shall be any day on with (i) Bank, (ii) the Book-Entry System and (iii) relevant Depositories are open for business.

“Cash Collateral” means funds in the form of either Fed funds or New York Clearing House funds received as Collateral in connection with Loans.

“Collateral” means Government Securities, irrevocable standby letters of credit satisfactory to Bank and issued by banks acceptable to Bank and the Customer, cash, or such other types or forms of collateral as shall be mutually agreed by execution of Schedule III hereto, or any combination of the foregoing delivered as collateral in respect of a Loan.

“Confirmation” means an advice or confirmation of a Loan setting forth the terms thereof.

“Custodian” has the meaning assigned in the recitals to this Agreement.

“Custody Account” means one or more custody accounts established and maintained at the Custodian to hold Collateral and Approved Investments, interest, principal and other payments and distributions with respect to Collateral and Approved Investments, and any Securities Loan Fee paid by Approved Counterparties in connection with Loans made pursuant to this Agreement.

“Deficiency Loan” has the meaning assigned in Section 4.5.

“Depository” shall include the Depository Trust Company and any other securities depository or clearing agency (and their respective successors and nominees) registered with the Securities and Exchange Commission or otherwise authorized to act as a securities depository or clearing agency.

“Federal Funds Rate” means, for any day, the average of the quotations for such day on overnight Federal Funds transactions received by Bank from three (3) federal funds brokers, other than an affiliate of the Bank, of recognized standing selected by Bank. If such day is not a Business Day, the rate for such day shall be determined for the immediately preceding Business Day.

“Government Securities” means securities issued or guaranteed by the United States Government or agencies or instrumentalities thereof.

“Loan” means a loan of Securities authorized under and entered into pursuant to the terms of this Agreement and the applicable Securities Lending Agreement.

“Loaned Security” means any Security that is the subject of a Loan.

“Margin Percentage” means one hundred two percent (102%).

“Rebate” means the amount payable by Customer to an Approved Counterparty (as set forth in a Confirmation setting forth the terms of a particular Loan).

“Requirements” has the meaning assigned in Section 3.4.

~~“Securities” has the meaning assigned in the recitals to this Agreement~~. See 8th Amd., 9/6/11

“Securities Lending Agreement” means one or more Master Securities Loan Agreements and/or Master Repurchase Agreements substantially in the form of Exhibit A hereto or as may be agreed from time to time by Customer and Bank pursuant to which Bank lends securities from time to time on behalf of Customer.

“Securities Loan Fee” means the amount payable by an Approved Counterparty to Bank pursuant to a Securities Lending Agreement in connection with Loans secured by Collateral.

SECTION 2.

APPOINTMENT OF BANK; SCOPE OF AGENCY.

2.1.       Appointment; Securities Lending. Each Customer hereby appoints Bank as its agent to lend Securities held by the Custodian on behalf of such Customer to Approved Counterparties from time to time as set forth in this Agreement, and to instruct the Custodian to receive and deliver Securities, as applicable, to effect such Loans. Bank hereby accepts such appointment and agrees so to act. Each Customer hereby authorizes Bank to execute Securities Lending Agreements on behalf of such Customer and further authorizes Bank to make Loans of Securities pursuant to Securities Lending Agreements. Bank hereby accepts such appointment and agrees so to act. Each Customer shall instruct the Custodian to accept instructions from Bank as appropriate for Bank to fulfill its obligations under this Agreement, without further authorization or confirmation from such Customer.

2.2.       Allocation of Opportunities. Bank makes no representation that any Securities will in fact be lent except as expressly provided herein. All requests for Loans of Securities with respect to Securities may be allotted, in Bank’s sole discretion, among Bank’s custodial and other customers, including Customer, in any manner reasonably deemed by Bank to be fair and equitable.

2.3.       Use of Book-Entry System and Depositories. Each Customer hereby authorizes Bank to use the Book-Entry System and the Depositories in connection with its delivery and receipt on return of Securities, Cash Collateral, other Collateral, Approved Investments, and monies under this Agreement.

2.4.       Indemnification of Customer. (a) Bank shall indemnify and hold each Customer harmless from and against all out-of-pocket expenses or losses actually incurred (net of any tax effect) as a result of (i) Bank’s operational failure or (ii) Bank’s failure to maintain Collateral for each Loan in accordance with the applicable Securities Lending Agreement, provided that Bank shall be deemed to have complied with the requirement to maintain Collateral if Bank has timely demanded additional Collateral from the applicable Approved Counterparty in accordance with the applicable Securities Lending Agreement; and provided that Bank shall not indemnify and hold Customer harmless to the extent that any expense or loss is caused in whole or in part by any willful misconduct, negligence, bad faith or other wrongful act of Customer.

(b) In the event an Approved Counterparty defaults under a Securities Lending Agreement by reason of its bankruptcy or insolvency and fails to return any Loaned Securities within the time specified in the applicable Securities Lending Agreement, the Bank shall indemnify Customer either (i) by causing to be credited to Customer’s account the amount, if any, by which the market value of the Loaned Securities at the time of Default exceeds the market value at the time of Default of the Collateral (which, in the case of cash, will be its face value) or, (ii) at the option of the Bank, providing replacement securities, to Customer.

To the extent that the Bank provides indemnification under this Section, Customer agrees that the Bank shall become and remain subrogated to all rights of Customer, whether under the applicable Securities Lending Agreements or otherwise, that Customer may have against the Approved Counterparty, and Customer hereby assigns to the Bank all such rights. Customer agrees to execute and deliver all such written documents, and to take all other action reasonably requested by the Bank from time to time, to give effect to any rights of subrogation referred to in this Section.

2.5.       Standard of Care. Bank shall use reasonable care in the performance of its duties hereunder consistent with hat exercised by banks generally in the performance of duties arising from acting as agent for customers in securities lending transactions; provided, however, that such standard of care shall be at least that Bank in exercising its discretion shall exercise the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of the like character and with like aims.

SECTION 3.

SECURITIES LENDING TRANSACTIONS

3.1.       Loan Initiation. From time to time Bank may lend to Approved Counterparties Securities held by the Custodian and identified by Customer as being available for Loan and direct the Custodian to deliver such Securities against receipt of Collateral. Nothing in this Agreement shall obligate Bank to make such Loans.

3.2.       Distribution on Loaned Securities. If the Custodian shall receive interest, principal payments, dividends, and other distributions paid on Loaned Securities from Approved Counterparties and/or issuers in accordance with the Securities Lending Agreements, Bank shall cause the Custodian to credit all such amounts received to the Custody Account

3.3       Marks to Market. Bank shall on each Business Day mark to market the value of all Loaned Securities and Collateral other than Cash Collateral in accordance with the Collateral Mark to Market Requirements set forth below in Section 3.4 (“Requirements”) and cause to be received or released Collateral in accordance with the applicable Securities Lending Agreement. The Requirements may be changed by mutual agreement between Bank and Customers; however, such agreement shall not become effective until such time as Bank has received and acknowledged written instructions from a Customer setting forth the mutually agreed upon mark to market requirements. Any such change in the Requirements shall only apply to those Loans which are entered into after such change is effected with the foregoing procedure.

3.4.       Collateral Requirements. Each Loan initially shall be secured by Collateral having a Market Value at least equal to the Margin Percentage of the Market Value (as defined in the application Securities Lending Agreement) of the Loaned Securities.

On each Business Day, Bank shall mark-to-market each Loaned Security and calculate the then Market Value of each Loaned Security and the Collateral given in respect thereof.

If on any such Business Day, the Market Value of Collateral delivered by an Approved Counterparty in connection with Loans from a Customer is less than one hundred and two percent (102%) of the Market Value of such Loaned Securities, then the Approved Counterparty shall deliver additional Collateral to Bank in an amount such that the Market Value of the Collateral delivered by such Approved Counterparty equals the applicable Margin Percentage.

If on any such Business Day, the Market Value of Collateral delivered by an Approved Counterparty in connection with Loans from a Customer is greater than the Margin Percentage of the Market Value of such Loaned Securities, Bank shall, at the request of the Approved Counterparty, return Collateral in an amount such that the Market Value of the Collateral delivered by such Approved Counterparty equals the applicable Margin Percentage.

3.5.       Collateral Substitutions. Bank may accept substitutions of Collateral to the extent provided for in the applicable Securities Lending Agreement, provided that the market value of any Collateral so substituted shall equal or exceed the market value of any released Collateral.

3.6.       Termination of Loans. Bank shall terminate any Loan to an Approved Counterparty whenever Bank in its sole discretion determines to terminate such Loan or as soon as practicable after:

(a) receipt by Bank of a notice of termination from such Approved Counterparty pursuant to the applicable Securities Lending Agreement;

(b) receipt by Bank of written instructions from a Customer instructing it to terminate a Loan;

(c) receipt by Bank of written instructions from a Customer instructing it to delete from Schedule I the Approved Counterparty to whom such Loan is outstanding;

(d) receipt by Bank of written notice from a Customer advising that the representations and warranties of Customer are no longer true with respect to Securities that are the subject of such Loan;

(e) receipt by Bank of written notice from a Customer advising that a Default or an Event of Default (as defined in the applicable Securities Lending Agreement) has occurred and is continuing beyond any applicable grace period; or

(f) termination of this Agreement.

All such terminations, shall be made only in accordance with the Securities Lending Agreement with such Approved Counterparty and in no event shall a termination occur later than the end of the customary settlement period.

3.7.       Securities Loan Fee. Bank shall receive any applicable Securities Loan Fees paid by Approved Counterparties and credit all such amounts to the Custody Account.

3.8.       Voting Rights. Each Customer hereby waives the right to vote or give consents with respect to any Loaned Securities during the term of the related Loan.

3.9.       One Year Limit. All Loans shall have a term of one year or less.

SECTION 4.

RECEIPT OF COLLATERAL; APPROVED INVESTMENTS.

4.1.       For each Loan, Bank shall cause Collateral to be deposited in the Custody Account as required by the applicable Securities Lending Agreement. If each Customer authorizes the Bank to invest and reinvest all or substantially all of the funds or Cash Collateral received in connection with Loans the Bank shall do so be investing in any Approved Investments with an Approved Counterparty. Bank shall credit all Collateral and Approved Investments and proceeds thereof to the Custody Account and mark its books and records to identify each individual Customer’s interest therein as appropriate.

4.2       If each Customer has authorized the Bank to reinvest Cash Collateral each Customer acknowledges that any funds received by the Bank after 2:00 p.m. New York City time may be held uninvested without any obligation to pay interest thereon, until the following Business Day. However, Bank will use its reasonable efforts to invest any funds received by the Bank after 2:00 p.m. New York City time.

4.3.       When directing the reinvestment the Bank is authorized to liquidate or cause the liquidation of any Approved Investment whenever Bank, in its sole discretion, deems it appropriate to do so. Bank shall credit the net proceeds of any such liquidation to the Custody Account.

4.4.       A Customer may deliver from time to time written instructions to Bank instructing Bank not to make Approved Investments with particular financial institutions or issuers.

4.5.       Approved Investments are for the account and risk of the applicable Customer. To the extent of any deficiency in the amount of Collateral available for return to an Approved Counterparty due to losses on Approved Investments or otherwise, the applicable Customer shall deliver to Bank, promptly after notice of such deficiency, immediately available funds in an amount equal to such deficiency. Bank may, but is not obligated to, pay any such deficiency to the Approved Counterparty owed such amount, and all such payments shall constitute loans (each, a “Deficiency Loan”) to the applicable Customer, which shall be payable on demand and shall bear interest at a rate per annum equal to the Federal Funds Rate in effect from time to time, but not excluding the first Business Day after notice of such deficiency (or, if later, the day on which such Deficiency Loan is made) to and including the Business Day on which such Customer repays such Deficiency Loan (it being understood that amounts received after 2:00 p.m. New York City time shall be deemed to have been repaid on the next succeeding Business Day).

4.6.       For any of the investments listed in Schedule II hereto that are required to have a certain rating in order to be an Approved Investment, Bank shall have met its obligation with respect to such rating requirements provided that, on or as of the date such investment was initially acquired for a Customer (the “Acquisition Date”), such investment had, as of the Acquisition Date, the required rating. Bank recognizes and accepts ratings from Standard & Poor’s Corporation and Moody’s Investor’s Service, Inc. The foregoing shall apply whether or not the rating of any such investment is subsequently changed to a lower rating.

SECTION 5.

BANK’S FEE; MONTHLY STATEMENTS.

~~Each Customer and Bank shall share (75/25), respectively, the aggregate income earned from such Customer’s Loaned Securities and Approved Investments after the payment of all fees, charges, interest or commissions made with respect to such Loaned Securities~~. See Amd. #8, dated 9/6/11; Amd. #5, dated 6/1/08. All other fees and expenses on the Approved Investments and related money movements shall be paid by the Bank pursuant to Exhibit C to this Agreement. This includes all Fixed Account charges and additional reporting charges imposed by the Custodian. Customer will be charged directly by the Custodian for all transaction costs relating to Approved Investments or any Investment Account related fees. ~~Bank shall provide each Customer with detailed monthly activity statements and remit each Customer’s share of monthly income not later than the 5th Business Day of each month~~. See Amd. #3, dated 3/29/06

Bank shall reimburse each Customer for transaction charges actually charged to a Customer by Custodian in connection with Loans pursuant to the fee schedule in effect between Customer and Custodian as attached in Exhibit C to this Agreement, upon reconciliation of the amount of such charges by Bank with the actual lending activity by Bank pursuant to this Agreement.

SECTION 6.

REPRESENTATIONS, WARRANTIES AND COVENANTS.

6.1.       Representations. Both Bank and each Customer represent, which representations shall be deemed continuing and reaffirmed on each day until such time as such Customer or Bank delivers written instructions to the other party to the contrary, that:

(a) This Agreement (i) is and will continue to be legally and validly entered into, (ii) does not and will not violate any statute, regulation, rule, order, or judgment binding upon it, any provision of its charter or other constitutive document, or any agreement or instrument to which it is a party or its property is subject, and (iii) is enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally, or by general principles of equity; and

(b) The person(s) executing this Agreement on its behalf have been duly and properly authorized to do so;

Each Customer represents to Bank, which representations shall be deemed continuing and reaffirmed on each day until such time as such Customer delivers written instructions to Bank to the contrary that:

(a) Each investment made on such Customer’s behalf in Approved Investments (i) does not and will not violate any statute, regulation, rule, order, or judgment binding upon such Customer, any provision of such Customer’s charter or other constitutive document, such Customer’s by-laws, resolutions, investment or other policies of such Customer, or any agreement or instrument to which such Customer is a party or its property is subject and (ii) are enforceable against such Customer in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, or similar laws affecting creditors rights generally or by general principles of equity;

(b) Such Customer confirms that it is a Qualified Institutional Buyer (as defined in Rule 144A of the Securities and Exchange Commission under the Securities Act of 1933);

(c) Such Customer may delegate its authority to invest its assets in accordance with the terms of this Agreement and such delegation does not and will not, violate any statute, regulation, rule, order, or judgment binding upon such Customer, any provision of such Customer’s charter or other constitutive document, such Customer’s by-laws, resolutions, investment or other policies of such Customer, or any agreement or instrument to which such Customer is a party or its property is subject;

(d) Such Customer will not transfer, assign, or encumber its interest in or rights with respect to any Loans; and

(e) All Securities subject to Loan are owned by such Customer free and clear of any liens, claims, security interests, and encumbrances.

(f) Such Customer hereby covenants that it shall give Bank notice by not later than 10:00 a.m. New York City time each day via facsimile or telephone of Securities that Customer contracts on that day to sell.

SECTION 7.

TERMINATION.

This Agreement may be terminated at any time by either party upon delivery to the other party of a written notice specifying the date of such termination, which shall be not less than 30 days after the date of receipt of such Notice. This Agreement shall continue in full force and effect with respect to all Loans outstanding on the effective date of termination.

SECTION 8.

AUTHORIZED PERSONS; INSTRUCTIONS.

8.1.       Authorized Persons. Bank may relay upon or act in accordance with any notice, confirmation, instruction or other communication received by it from Customer or Custodian which is reasonably believed by Bank to be genuine and to have been given or signed by or on behalf of such Customer or Custodian, as the case may be.

8.2.       Oral Instructions. Bank may, but shall not be obligated to, accept instructions orally communicated provided that such oral instructions are reasonably believed by it to be genuine and to have been given by or on behalf of a Customer or Custodian, as the case may be. If a written instruction confirming an oral instruction is not received by Bank prior to a transaction, it shall in no way affect the validity of the transaction authorized by such oral instruction or the authorization of such Customer or Custodian, as the case may be, to effect such transaction or of the authority of Bank to do so on such Customer’s or Custodian’s behalf. Bank shall incur no liability to any Customer in acting upon any oral instruction reasonably believed by Bank to be genuine and to have been properly made by or on behalf of such Customer or Custodian as hereinabove set forth. To the extent such oral instruction varies from any written confirming instruction, Bank shall advise such Customer of such variance, but unless a confirming writing instruction is timely received, such oral instruction shall govern.

SECTION 9.

NOTICES.

Unless otherwise specified herein, notices and instructions, to be given hereunder shall be given in writing and sent or delivered to the recipient at the address set forth after its name below:

To each Customer:

Federated Investment Management Company

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222

Attention: Tim Trebilcock

Telephone: (412) 288-1975

Facsimile: (412) 288-6425

~~To Bank:~~

~~HSBC Bank USA~~

~~452 Fifth Avenue~~

~~Tower 10~~

~~New York, NY 10018~~

~~Instructions:~~

~~Attention: Mr. Kevin McDonald~~

~~Telephone: (212) 525-3637~~

~~Facsimile: (212) 525-0856~~

~~Notices:~~

~~Attention: Mr. Richard Kissinger~~

~~Telephone: (212) 525-3105~~

~~Facsimile: (646) 366-336~~0

See Amd. #3, dated 3/29/06

Or at such other address as either party shall have provided to the other by notice given in accordance with this Section. Writing shall include transmissions by facsimile and email. All notices shall be effective upon actual receipt, provided, however, that if any notice shall be received by a party on a day on which such party is not open for business at its office located at the address set forth above, such notice shall be deemed to have been received by such party at the opening of business on the next day on which such party is open for business at such address.

SECTION 10.

NO IMPLIED DUTIES OF BANK.

Bank shall have no duties or obligations whatsoever under this Agreement except those specifically set forth in this Agreement and Bank is not a fiduciary to any Customer.

SECTION 11.

GOVERNING LAW; SUBMISSION TO JURISDICTION;

WAIVER OF JURY TRIAL.

11.1.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflict of law principles that would result in the application of the laws of another jurisdiction.

11.2       Submission to Jurisdiction. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY SUCH COURT, SOLELY FOR THE PURPOSE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT TO ENFORCE ITS OBLIGATIONS HEREUNDER OR RELATING IN ANY WAY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND (B) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND ANY RIGHT OF JURISDICTION ON ACCOUNT OF ITS PLACE OF RESIDENCE OF DOMICILE.

11.3.       Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 12.

APPLICABLE RULES.

This Agreement and all transactions under it shall be subject to Applicable Rules and, if any action proposed to be taken pursuant to this Agreement would, in the reasonable opinion of the party which is to take action, violate an Applicable Rule, such party is not required by this Agreement to take such action. “Applicable Rules” means, as to any party, the applicable constitution, rules, by-laws, regulations, and customs of any securities or commodities market, association, exchange, or clearing house where transactions subject to this Agreement are effected or of which a Customer or Bank is a member, and also all applicable laws and regulations, including, without limitation, of the United States, any state thereof, and any agency, political subdivision or other instrumentality of any of the foregoing, in each instance as the same may be applicable to such party.

SECTION 13.

NO WAIVER.

No failure by either party hereto to exercise, and no delay by such party in exercising, any right hereunder shall operate as a waiver thereof. The exercise by either party hereto of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein are cumulative and not exclusive of any remedies provided at law or in equity.

SECTION 14.

ENTIRE AGREEMENT.

This Agreement represents the entire agreement between each Customer and Bank and supersedes all other agreements between them with respect to the subject matter hereof.

SECTION 15.

AMENDMENTS.

This Agreement cannot be changed orally and no amendment to this Agreement shall be effective unless evidenced by an instrument in writing executed by the parties hereto.

SECTION 16.

LIMITATION OF LIABILITY.

Bank hereby acknowledges and agrees that:

1.	actions taken under this Agreement by Bank shall be in conformity with applicable law and the Customer shall not be liable for its good faith reliance upon any such actions which do not so conform;

2.	each Customer so identified on Exhibit B to this Agreement is a registered investment company (“Company”) organized as a “series company” as defined in Rule 18f-2(a) promulgated under the Investment Company Act of 1940, as amended, that has entered into this Agreement on behalf of a portfolio of assets specifically allocated to a series of shares of the Company as contemplated by such rule (“Fund”);

3.	all persons extending credit to, contracting with or having any claim against the Fund (including any claims arising under the Agreement) shall look only to the assets specifically allocated to the Fund for payment under such credit, contract or claim and not to any assets specifically allocated to another series of shares of the Company or to any other assets of the Company; and neither the shareholders nor the trustees/directors of the Company, nor any of the Company’s officers, employees, or agents whether past, present, or future, shall be liable for such credit, contract, or claim.

See Amd. #8, dated 9/6/11 for Section 17

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized officer or representative, as of the day and year first above written.

Each registered investment company on HSBC BANK USA

behalf of its respective series as listed on

Exhibit B, severally and not jointly

By: /s/ Richard J. Thomas By: /s/ William E. Smith

Name: Richard J. Thomas Name: William E. Smith

Title: Treasurer Title: Managing Director

Exhibit A Form of Securities Lending Agreement

Exhibit B List of Registered Investment Companies

Exhibit C Federated Third Party Lending Fee Schedule and Respective Series Companies

Schedule I List of Approved Counterparties

Schedule II List of Approved Investments

Schedule III List of Approved Collateral

See Amd. #3, dated 3/29/06

Exhibit A
to the Securities Lending
Agency Agreement

Master Securities Lending Agreement (REV. 1/13/84)

(See hard copy in file room – no electronic version was provided)

See Amd. #1, dated 9/1/05

Exhibit B

Registered Investment Companies and Respective Series Companies

Federated Core Trust

Federated Mortgage Core Portfolio 22K2 MBCORE

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund 22F6 STIAX

Federated Income Securities Trust

Federated Fund for U.S. Government Securities 2204 FUSGX

Federated Intermediate Corporate Bond Fund 22B3 FICBF

Federated Short-Term Income Fund 2265 FSTIX

Federated Institutional Trust

Federated Government Ultrashort Duration Fund 22E5 FGUSF

Federated Insurance Series

Federated Fund for U.S. Government Securities II 22B4 IFUSG

Federated Quality Bond Fund II 22K5 IFQBF

Federated Total Return Bond Fund II 22K3 IFTRBF

Federated Investment Series Funds, Inc.

Federated Bond Fund RK02 FDBAX

Federated Total Return Series, Inc.

Federated Mortgage Fund 22J2 FGFIX

Federated Total Return Bond Fund 22B9 FTRBX

Federated Ultrashort Bond Fund 22J1 FULIX

Federated Adjustable Rate Securities Fund 2216 FEUGX

Federated GNMA Trust 2257 FGMAX

Federated Government Income Securities, Inc. 2251 FGOAX

Federated Income Trust 2255 FICMX

Federated Limited Duration Government Fund, Inc. 2243 FLDIX

Federated Total Return Government Bond Fund 2261 FTRGX

Federated U. S. Government Bond Fund 2210 FEDBX

Federated U.S. Government Securities Fund: 1-3 Years 2241 FSGVX

Federated U.S. Government Securities Fund: 2-5 Years 2260 FIGTX

Exhibit C

Federated Third Party Lending Fee Schedule: August 3, 2004

Charge       Description

Depository Transactions: $5.00 Per DTC Transaction

$3.75       Per Fed Transaction

$15.00       Per Physical Transaction

Wire Transfers: $10.00 Per Fed Wire

(both incoming and outgoing)

Prime Meridian Charge: $90.00 Monthly charge per DDA-

/account

(footnote #1)

Fixed Account Charge: $3,500.00 Annual charge per fund for third party lending (Accrued and charged monthly, upon commencement of lending)

(footnote #2)

Fixed Collateral Account Charge: $2,000.00 Annual charge calculated on any active account holding collateral (Accrued and charged monthly, upon commencement of lending)

(footnote #3)

Technology set up charges with HSBC: Waived

Footnote #1: If 25 funds (incl. bulk acc) lend, total annual charge = $27,000

Footnote #2: If 24 funds lend, total annual charge = $84,000

Footnote #3: If 24 funds lend, total annual charge = $48,000

Total charges excluding transaction volumes: $159,000

Schedule I

Approved Counterparties

Alpine Partners, L.P.

Alpine Associates, L.P.

Arnhold & S. Bleichroeder, Inc.

BNP Paribas

BNP Paribas Securities Corp.

Banc of America Securities LLC

Bank One NA

Banc One Capital Markets Inc.

Barclays Capital Inc.

Barclays Bank PLC

Bear Stearns & Co., Inc.

Bear Stearns Int’l., Ltd.

Bear Stearns Int’l., Trading Ltd.

Bear Stearns Securities Corp.

Cantor Fitzgerald Sec’s., Corp.

CIBC World Markets Corp.

Citigroup Global Markets Inc.

Countrywide Securities Corp.

Commerzbank Capital Markets Co.

Credit Lyonnais Securities (USA) Inc.

Credit Suisse First Boston LLC

CS First Boston Ltd.

CS First Boston Equities Ltd.

Daiwa Sec’s America, Inc.

Deutsche Bank Securities Inc.

Donaldson, Lufkin & Jenrette Securities Corp.

Dresdner Kleinwort Wasserstein Securities LLC

Fortis Investment Services LLC

Fleet Securities, Inc.

Goldman Sachs & Co

Goldman Sachs International

Greenwich Capital Markets

ING Barings LLC

ING Barings Ltd.

Jefferies & Co., Inc.

J.P. Morgan Securities Inc

J.P. Morgan Securities Ltd

Lehman Brothers Inc

Lehman Brothers Int’l., Europe

Lipco Partner’s L.P.

Man Financial Limited

Merrill Lynch GSI

Merrill Lynch Int’l., Ltd.

Merrill Lynch Pierce Fenner & Smith

Merrill Lynch Intl London

Mizuho Securities USA Inc.

Morgan Stanley Sec Svcs (MS Securities)

Morgan Stanley & Co., Inc. (MS & Co.)

Nomura Int’l., PLC

Nomura Sec’s., Int’l., Inc.

Paloma Securities LLC

Prudential Sec’s., Inc

Raymond James & Assoc.

SG Cowen Securities Corp.

Salomon Smith Barney Inc.

Salomon Brothers Int’l., Ltd

Sanford C. Bernstein & Co, LLC

Societe General

State Street Bank and Trust

Swiss American

Toronto Dominion Sec’s (USA) Inc

UBS AG

UBS Paine Webber

UBS Securities LLC

Vander Moolen

Wachovia Corp.

Weiss, Peck & Greer

Westdeutsche Landesbank Girozentrale

Zions First Nat’l. Bank

The following Funds shall be limited to counterparties rated A1 or better by Standard & Poors:

Federated Institutional Trust, on behalf of its Federated Government Ultrashort Duration Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Income Trust

Federated Limited Duration Government Fund, Inc.

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Each registered investment company on HSBC BANK USA

behalf of its respective series as listed on

Exhibit B, severally and not jointly

By: /s/ Richard J. Thomas By: /s/ William E. Smith

Name: Richard J. Thomas Name: William E. Smith

Title: Treasurer Title: Managing Director

Schedule II

Approved Direct Investments

The following Approved Investments shall be subject to Addendum A to Custody Agreement dated as of

, 20 between and HSBC Bank USA and the Investment/Collateral restrictions set forth in HSBC’s Securities Lending Investment Policy. Any Investment not specifically authorized by marking the column opposite each such investment shall be deemed to be rejected by the Customer.

Approved

U.S. Government Obligations

Treasury and Agency

OECD Sovereign & Supra National

Money Market Instruments

Money Market Instruments – A-1 or P-1

Money Market Instruments – A-2 or P-2

Corporate Notes

Corporates – AAA or Aaa

Corporates – AA- or Aa3

Corporates – A- or A3

Asset Backed

Asset Backed Securities – AAA or Aaa

Asset Backed Securities – AA- or Aa3

Mutual Funds: Government Money Market AAA

Customer confirms that it has, independently and without reliance upon Bank, made its own decision with respect to the information included above and that advice, if any, provided by Bank was not for the primary basis for such decision.

HSBC Bank USA (CUSTOMER)

By: By:

Name:       Name:

Title:       Title:

Schedule III

Approved Collateral

For any of the Collateral listed below that is required to have a certain rating in order to be Approved Collateral, Bank shall have met its obligation with respect to such rating requirements provided that, on or as of the date such Collateral was initially acquired for Customer (“Acquisition Date”), such Collateral had, as of the Acquisition Date, the rating indicated below. Bank recognizes and accepts ratings from Standard & Poor’s Corporation (“S&P”), Moody’s Investor’s Service, Inc. (“Moody’s”), (collectively, the “Accepted Ratings Agencies”). The foregoing shall apply whether or not the rating of any such Collateral is subsequently changed to a lower rating. The following Approved Collateral shall be subject to Addendum A to Custody Agreement dated as of , 200 between and HSBC Bank USA and to the Investment/Collateral restrictions set forth in HSBC’s Securities Lending Investment Policy. Any Collateral not specifically authorized by marking the appropriate column opposite each such instrument shall be deemed to be rejected by the Customer.

Approved for

Repurchase Investment and

Non-Cash Loans

U.S. Government Obligations

Treasury and Agency

OECD Sovereign & Supra National

Brady Bonds

Municipal Bonds

Money Market Instruments

Money Market Instruments – A-1 or P-1

Money Market Instruments – A-2 or P-2

Corporate Notes

Corporates – AAA or Aaa

Corporates – AA- or Aa3

Corporates – A- or A3

Asset Backed

Asset Backed Securities – AAA or Aaa

Asset Backed Securities – AA- or Aa3

Irrevocable Letters of Credit

Customer confirms that it has, independently and without reliance upon Bank, made its own decision with respect to the information included above and that advice, if any, provided by Bank was not for the primary basis for such decision.

HSBC Bank USA (CUSTOMER)

By: By:

Name:       Name:

Title:       Title:

FIRST AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

HSBC BANK USA

This First Amendment (the “Amendment”) dated as of September 1, 2005, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B Thereto (each a “Fund”), and HSBC Bank USA, (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor.

(b) The Agreement is hereby amended by deleting Schedule I (Approved Counterparties) thereto in its entirety and substituting the Schedule I attached hereto, respectively, therefore.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	HSBC BANK USA

By: /s/ Richard J. Thomas	By: /s/ William E. Smith
Name: Richard J. Thomas	Name: William E. Smith
Title: Treasurer	Title: Managing Director

See 2nd Amd., dated 12/1/05

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and HSBC BANK USA (“Bank”).

Registered Investment Companies and Respective Series Companies

Federated Core Trust

Federated Mortgage Core Portfolio 22K2 MBCORE

Federated Inflation-Protected Securities Core Fund 22P7 IPCORE

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund 22F6 STIAX

Federated Income Securities Trust

Federated Fund for U.S. Government Securities 2204 FUSGX

Federated Intermediate Corporate Bond Fund 22B3 FICBF

Federated Short-Term Income Fund 2265 FSTIX

Federated Institutional Trust

Federated Government Ultrashort Duration Fund 22E5 FGUSF

Federated Intermediate Government/Corporate Fund 22P3 FGCIX

Federated Insurance Series

Federated Fund for U.S. Government Securities II 22B4 IFUSG

Federated Quality Bond Fund II 22K5 IFQBF

Federated Investment Series Funds, Inc.

Federated Bond Fund RK02 FDBAX

Federated Total Return Series, Inc.

Federated Mortgage Fund 22J2 FGFIX

Federated Total Return Bond Fund 22B9 FTRBX

Federated Ultrashort Bond Fund 22J1 FULIX

Federated Adjustable Rate Securities Fund 2216 FEUGX

Federated GNMA Trust 2257 FGMAX

Federated Government Income Securities, Inc. 2251 FGOAX

Federated Income Trust 2255 FICMX

Federated Intermediate Government Fund, Inc.

(formerly: Federated Limited Duration Government Fund, Inc.) 2243 FLDIX

Federated Total Return Government Bond Fund 2261 FTRGX

Federated U. S. Government Bond Fund 2210 FEDBX

Federated U.S. Government Securities Fund: 1-3 Years 2241 FSGVX

Federated U.S. Government Securities Fund: 2-5 Years 2260 FIGTX

See 3rd Amd., dated 3/29/06

Schedule I

Approved Counterparties

Alpine Partners, L.P.
Alpine Associates, L.P.
Arnhold & S. Bleichroeder, Inc.
BNP Paribas
BNP Paribas Securities Corp.
Banc of America Securities LLC
Bank One NA
Banc One Capital Markets Inc.
Barclays Capital Inc.
Barclays Bank PLC
Bear Stearns & Co., Inc.
Bear Stearns Int’l., Ltd.
Bear Stearns Int’l., Trading Ltd.
Bear Stearns Securities Corp.
Cantor Fitzgerald Sec’s., Corp.
CIBC World Markets Corp.
Citigroup Global Markets Inc.
Countrywide Securities Corp.
Commerzbank Capital Markets Co.
Credit Lyonnais Securities (USA) Inc.
Credit Suisse First Boston LLC
CS First Boston Ltd.
CS First Boston Equities Ltd.
Daiwa Sec’s America, Inc.
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
Dresdner Kleinwort Wasserstein Securities LLC
Fortis Investment Services LLC
Fleet Securities, Inc.
Goldman Sachs & Co
Goldman Sachs International
Greenwich Capital Markets
ING Barings LLC
ING Barings Ltd.
Jefferies & Co., Inc.
J.P. Morgan Securities Inc
J.P. Morgan Securities Ltd
Lehman Brothers Inc
Lehman Brothers Int’l., Europe
Lipco Partner’s L.P.
Man Financial Limited
Merrill Lynch GSI
Merrill Lynch Int’l., Ltd.
Merrill Lynch Pierce Fenner & Smith
Merrill Lynch Intl London
Mizuho Securities USA Inc.
Morgan Stanley Sec Svcs (MS Securities)
Morgan Stanley & Co., Inc. (MS & Co.)
Nomura Int’l., PLC
Nomura Sec’s., Int’l., Inc.
Paloma Securities LLC
Prudential Sec’s., Inc
Raymond James & Assoc.
SG Cowen Securities Corp.
Salomon Smith Barney Inc.
Salomon Brothers Int’l., Ltd
Sanford C. Bernstein & Co, LLC
Societe General
State Street Bank and Trust
Swiss American
Toronto Dominion Sec’s (USA) Inc
UBS AG
UBS Paine Webber
UBS Securities LLC
Vander Moolen
Wachovia Corp.
Weiss, Peck & Greer
Westdeutsche Landesbank Girozentrale
Zions First Nat’l. Bank

The following Funs shall be limited to counterparties rated A1 or better by Standard & Poor’s:

Federated Institutional Trust, on behalf of its Federated Government Ultrashort Duration Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Income Trust

Federated Intermediate Government fund, Inc.

(formerly Federated Limited Duration Government Fund, Inc.)

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	HSBC BANK USA

By: /s/ Richard J. Thomas	By: /s/ William E. Smith
Name: Richard J. Thomas	Name: William E. Smith
Title: Treasurer	Title: Managing Director

SECOND AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

HSBC BANK USA

This Second Amendment (the “Amendment”) dated as of December 1, 2005, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B Thereto (each a “Fund”), and HSBC Bank USA, (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	HSBC BANK USA

By: /s/ Richard J. Thomas	By: /s/ William E. Smith
Name: Richard J. Thomas	Name: William E. Smith
Title: Treasurer	Title: Managing Director

See 4th Amd., dated 9/15/08

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and HSBC BANK USA (“Bank”).

Registered Investment Companies and Respective Series Companies

Federated Core Trust

Federated Mortgage Core Portfolio 22K2 MBCORE

Federated Inflation-Protected Securities Core Fund 22P7 IPCORE

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund 22F6 STIAX

Federated Income Securities Trust

Federated Fund for U.S. Government Securities 2204 FUSGX

Federated Intermediate Corporate Bond Fund 22B3 FICBF

Federated Real Return Bond Fund 22R5 FRRBF

Federated Short-Term Income Fund 2265 FSTIX

Federated Institutional Trust

Federated Government Ultrashort Duration Fund 22E5 FGUSF

Federated Intermediate Government/Corporate Fund 22P3 FGCIX

Federated Insurance Series

Federated Fund for U.S. Government Securities II 22B4 IFUSG

Federated Quality Bond Fund II 22K5 IFQBF

Federated Investment Series Funds, Inc.

Federated Bond Fund RK02 FDBAX

Federated Total Return Series, Inc.

Federated Mortgage Fund 22J2 FGFIX

Federated Total Return Bond Fund 22B9 FTRBX

Federated Ultrashort Bond Fund 22J1 FULIX

Federated Adjustable Rate Securities Fund 2216 FEUGX

Federated GNMA Trust 2257 FGMAX

Federated Government Income Securities, Inc. 2251 FGOAX

Federated Income Trust 2255 FICMX

Federated Intermediate Government Fund, Inc. 2243 FLDIX

Federated Total Return Government Bond Fund 2261 FTRGX

Federated U. S. Government Bond Fund 2210 FEDBX

Federated U.S. Government Securities Fund: 1-3 Years 2241 FSGVX

Federated U.S. Government Securities Fund: 2-5 Years 2260 FIGTX

Third Amendment to the Agency Agreement for Securities Lending Transactions

dated October 4, 2004 between the Lender and Citibank N.A.

This Amendment is entered into this March 29, 2006 by and between the registered investment companies listed on Exhibit B thereto, as amended, (“Lender”) and Citibank, N.A. (“Agent”) and amends the terms and conditions of the Securities Lending Agreement between Lender and Agent, which is dated October 4, 2004 and was originally executed by and between Lender and HSBC Bank USA, N.A., but was subsequently assigned to Citibank, and is attached as Exhibit A hereto (the “Agreement”).

The terms and conditions contained in this Amendment shall be deemed a part of the Agreement, and to the extent these terms and conditions conflict with those in the Agreement, the terms and conditions set forth in this Amendment shall govern. Except as otherwise provided in this Amendment, the defined terms used in this Amendment shall have the same meanings as the defined terms set forth in the Agreement.

Pursuant to section 15 of the Agreement, the parties hereby amend the Agreement as follows:

1.	The fifth sentence in Section 5 of the Agreement, which is entitled Bank’s Fee; Monthly Statements, shall be omitted, and replaced with the following:

“Bank shall provide each Customer with detailed monthly activity statements and remit each Customer’s share of monthly income not later than the tenth (10th) Business Day of each month.”

2.	The contact information at the Bank for notices and written instructions, as set forth in Section 9 of the Agreement, which is entitled Notices, shall be omitted, and replaced with the following:

“Citibank, N.A.

111 Wall Street

15th Floor

New York, NY 10005

Instructions:

Attention: Mr. Patrick Avitabile

Telephone: 212-816-6758

Facsimile: 212-816-0515

Notices:

Attention: Product Management Group

Telephone: 212-816-1075

Facsimile: 212-825-5874”

3.	A new Exhibit A to the Agreement shall be attached to the Agreement. That Exhibit consists of a MASTER SECURITIES LENDING AGREEMENT (REV. 1/13/84), and shall replace the prior Exhibit A, which consisted of a MASTER SECURITIES LOAN AGREEMENT (Bond Market Trade Association 2000 Version). That new Exhibit A to the Agreement is attached hereto as Exhibit B to this Amendment.

4.	Lender agrees and understands that the Agent may disclose the Lender’s identity or information regarding the terms of this Agency Agreement, the Lending Agreements and the transactions contemplated in such agreements if required to do so by any court order or similar process or by order of an authority having power and jurisdiction over the Agent. The Lender also specifically authorizes the Agent to disclose to Borrowers Lender’s identity and the terms of transactions entered into with such Borrower pursuant to a Lending Agreement and such other similar information that the Borrower is required to obtain pursuant to applicable law, rule or regulation.

5.	A new Schedule 1 to the Agreement shall be attached to the Agreement. Schedule 1 consists of an Approved Counterparties list. That new Schedule 1 to the Agreement is attached hereto as Exhibit C to this Amendment.

No other terms of the Agreement were amended at this time.

IN WITNESS WHEREOF, the parties hereto have caused duly authorized representatives of their respective companies to execute this Agreement on the date or dates set forth below.

CITIBANK, N.A.

By: /s / Jeff Cutter

Name: Jeff Cutter, Director

Title: Global Transaction Services/Securities Finance

111 Wall Street/15th Floor

New York, NY 10005

Office: 212-657-7184/Fax: 212-825-5874

Date: March 27, 2006

Each registered investment company on behalf of

its respective series as listed on Exhibit B, severally and not jointly

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

Date: March 29, 2006

FOURTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Fourth Amendment (the “Amendment”) dated as of September 15, 2008, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B Thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor.

(b) The Agreement is hereby amended by deleting Schedule I (Approved Counterparties) thereto in its entirety and substituting the Schedule I attached hereto, respectively, therefore.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Richard A. Novak	By: /s/ Laurie Zeppien
Name: Richard A. Novak	Name: Laurie Zeppien
Title: Treasurer	Title: Managing Director

See Sixth Amendment dated 1/29/10

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and HSBC BANK USA (“Bank”).

Registered Investment Companies and Respective Series Companies

Federated Core Trust

Federated Mortgage Core Portfolio 22K2 MBCORE

Federated Inflation-Protected Securities Core Fund 22P7 IPCORE

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund 22F6 STIAX

Federated Income Securities Trust

Federated Fund for U.S. Government Securities 2204 FUSGX

Federated Intermediate Corporate Bond Fund 22B3 FICBF

Federated Prudent Global Income Fund 22V2

Federated Real Return Bond Fund 22R5 FRRBF

Federated Short-Term Income Fund 2265 FSTIX

Federated Institutional Trust

Federated Government Ultrashort Duration Fund 22E5 FGUSF

Federated Intermediate Government/Corporate Fund 22P3 FGCIX

Federated Insurance Series

Federated Fund for U.S. Government Securities II 22B4 IFUSG

Federated Quality Bond Fund II 22K5 IFQBF

Federated Investment Series Funds, Inc.

Federated Bond Fund RK02 FDBAX

Federated Total Return Series, Inc.

Federated Mortgage Fund 22J2 FGFIX

Federated Total Return Bond Fund 22B9 FTRBX

Federated Ultrashort Bond Fund 22J1 FULIX

Federated Adjustable Rate Securities Fund 2216 FEUGX

Federated GNMA Trust 2257 FGMAX

Federated Government Income Securities, Inc. 2251 FGOAX

Federated Income Trust 2255 FICMX

Federated Intermediate Government Fund, Inc. 2243 FLDIX

Federated Total Return Government Bond Fund 2261 FTRGX

Federated U. S. Government Bond Fund 2210 FEDBX

Federated U.S. Government Securities Fund: 1-3 Years 2241 FSGVX

Federated U.S. Government Securities Fund: 2-5 Years 2260 FIGTX

FIFTH AMENDMENT

TO

SECURITIES LENDING AGENCY AGREEMENT

This Fifth Amendment to the Securities Lending Agency Agreement (“Fifth Amendment”) is effective as of June 1, 2008, by and between CITIBANK, N.A., a national banking organization (the “Agent”) and each of the registered investment companies listed on Exhibit B to the Agency Agreement (as defined below) (each such company, as “Lender”). Capitalized terms used herein without definition shall have the meaning assigned thereto in the Agency Agreement.

WHEREAS, the Agent and the Lender are parties to a Securities Lending Agency Agreement dated as of October 4, 2004, as the same has been subsequently amended (the “Agency Agreement”); and

WHEREAS, the Agent and the Lender desire to amend the Agency Agreement to modify the agency fee outlined in Section 5 thereto.

NOW THEREFORE, the Agent and the Lender, intending to be legally bound, hereby agree as follows:

1.       Section 5 of the Agency Agreement is hereby amended by deleting the first sentence of such section and replacing such sentence with the following:

“Each Customer and Bank shall share 85/15, respectively, the aggregate income earned from such Customer’s Loaned Securities and Approved Investments after the payment of all fees, charges, interest or commissions made with respect to such Loaned Securities.”

2.	The Securities Lending Agreement shall remain in full force and effect and unchanged except as expressly amended hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective duly authorized officers and this Fifth Amendment shall be effective as of the day and year first above written.

CITIBANK, N.A., Agent Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and not jointly.

By: /s/ Laurie Zeppieri	By: /s/ Richard A. Novak

Name: Laurie Zeppieri	Name: Richard A. Novak

Title: Managing Director	Title: Treasurer

Date: July 6, 2009	Date: July 6, 2009

See Seventh Amendment dated 9/1/10

SIXTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Sixth Amendment (the “Amendment”) dated as of January 29, 2010, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B Thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Richard A. Novak	By: /s/ Laurie Zeppieri
Name: Richard A. Novak	Name: Laurie Zeppieri
Title: Treasurer	Title: Managing Director

See Amd. #7, dated 9/1/10

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and CITIBANK, N.A.(“Bank”).

Registered Investment Companies and Respective Series Companies

Federated Core Trust

Federated Mortgage Core Portfolio 22K2 MBCORE

Federated Inflation-Protected Securities Core Fund 22P7 IPCORE

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund 22F6 STIAX

Federated Income Securities Trust

Federated Fund for U.S. Government Securities 2204 FUSGX

Federated Intermediate Corporate Bond Fund 22B3 FICBF

Federated Prudent DollarBear Fund 22V2 FPDBF

(formerly: Federated Prudent Global Income Fund)

Federated Real Return Bond Fund 22R5 FRRBF

Federated Short-Term Income Fund 2265 FSTIX

Federated Institutional Trust

Federated Government Ultrashort Duration Fund 22E5 FGUSF

Federated Intermediate Government/Corporate Fund 22P3 FGCIX

Federated Insurance Series

Federated Fund for U.S. Government Securities II 22B4 IFUSG

Federated Quality Bond Fund II 22K5 IFQBF

Federated Investment Series Funds, Inc.

Federated Bond Fund RK02 FDBAX

Federated Total Return Series, Inc.

Federated Mortgage Fund 22J2 FGFIX

Federated Total Return Bond Fund 22B9 FTRBX

Federated Ultrashort Bond Fund 22J1 FULIX

Federated Adjustable Rate Securities Fund 2216 FEUGX

Federated GNMA Trust 2257 FGMAX

Federated Government Income Securities, Inc. 2251 FGOAX

Federated Income Trust 2255 FICMX

Federated Intermediate Government Fund, Inc. 2243 FLDIX

Federated Total Return Government Bond Fund 2261 FTRGX

Federated U. S. Government Bond Fund 2210 FEDBX

Federated U.S. Government Securities Fund: 1-3 Years 2241 FSGVX

Federated U.S. Government Securities Fund: 2-5 Years 2260 FIGTX

SEVENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Seventh Amendment (the “Amendment”) dated as of September 1, 2010, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Richard A. Novak	By: /s/ Laurie Zeppieri
Name: Richard A. Novak	Name: Laurie Zeppieri
Title: Treasurer	Title: Managing Director

See 8th Amd., 9/6/11

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and CITIBANK N.A.(“Bank”).

Registered Investment Companies and Respective Series Companies

Federated Core Trust

Federated Bank Loan Core Fund FBLCF

Federated Mortgage Core Portfolio 22K2 MBCORE

Federated Inflation-Protected Securities Core Fund 22P7 IPCORE

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund 22F6 STIAX

Federated Income Securities Trust

Federated Floating Rate Strategic Income Fund 22W3 FRSIF Federated Fund for U.S. Government Securities 2204 FUSGX

Federated Unconstrained Bond Fund 557212 FUNBF

(registered as Federated Global Macro Bond Fund) Federated Intermediate Corporate Bond Fund 22B3 FICBF

Federated Prudent DollarBear Fund 22V2 FPDBF

Federated Real Return Bond Fund 22R5 FRRBF

Federated Short-Term Income Fund 2265 FSTIX

Federated Institutional Trust

Federated Government Ultrashort Duration Fund 22E5 FGUSF

Federated Intermediate Government/Corporate Fund 22P3 FGCIX

Federated Insurance Series

Federated Fund for U.S. Government Securities II 22B4 IFUSG

Federated Quality Bond Fund II 22K5 IFQBF

Federated Investment Series Funds, Inc.

Federated Bond Fund RK02 FDBAX

Federated Total Return Series, Inc.

Federated Mortgage Fund 22J2 FGFIX

Federated Total Return Bond Fund 22B9 FTRBX

Federated Ultrashort Bond Fund 22J1 FULIX

Federated Adjustable Rate Securities Fund 2216 FEUGX

Federated GNMA Trust 2257 FGMAX

Federated Government Income Securities, Inc. 2251 FGOAX

Federated Income Trust 2255 FICMX

Federated Intermediate Government Fund, Inc. 2243 FLDIX

Federated Total Return Government Bond Fund 2261 FTRGX

Federated U. S. Government Bond Fund 2210 FEDBX

Federated U.S. Government Securities Fund: 1-3 Years 2241 FSGVX

Federated U.S. Government Securities Fund: 2-5 Years 2260 FIGTX

EIGHTH AMENDMENT

TO

AGENCY AGREEMENT FOR

SECURITIES LENDING TRANSACTIONS

This Eighth Amendment to Agency Agreement for Securities Lending Transactions (“Amendment”) effective as of the Effective Date (as defined below), by and between CITIBANK, N.A., a national banking organization (the “Bank”) and each of the registered investment companies listed on Exhibit B to the Agency Agreement, as amended (as defined below) (each such company, as “Customer” or “Fund”). Capitalized terms used herein without definition shall have the meaning assigned thereto in the Agency Agreement.

WHEREAS, the Bank and the Customer are parties to a Agency Agreement for Securities Lending Transactions dated as of October 4, 2004, as the same has been subsequently amended (the “Agency Agreement”); and

WHEREAS, the Bank and the Customer desire to amend the Agency Agreement to provide for the addition of new Customers under the Agency Agreement and to make such other amendments as outlined in this Amendment.

NOW THEREFORE, the Bank and the Customer, intending to be legally bound, hereby agree as follows:

1.	This Amendment shall be effective on the date of the receipt by the Customer of notice from the Bank that loans and collateral for Customers listed in Part B of the Exhibit B hereto are transferred to the books and records of Citibank, N.A., as agent (such date the “Effective Date”).

2.	Section 1 of the Agency Agreement is hereby amended by deleting the definition of “Securities” and replacing such definition in its entirety as follows:

“'Securities' means certain fixed income and equity securities of each of the Customers identified on Exhibit B hereto.”

3.	Section 5 of the Agency Agreement is hereby amended by deleting the first sentence of such section and replacing such sentence with the following:

“Each Customer and Bank shall share 90/10, respectively, the aggregate income earned from such Customer’s Loaned Securities and Approved Investments after the payment of all fees, charges, interest or commissions made with respect to such Loaned Securities.”

4.	The Agency Agreement shall be amended by adding a new Section 17 as follows:

“The Customer hereby authorizes the Bank to use the MetsWeb System, to execute and report to the Customer certain Loans hereunder. Customer acknowledges that until December 31, 2011 (or such later date as the Customer may be notified), Wells Fargo Bank, N.A. shall provide application support and data center hosting for the MetsWeb System and as such certain employees of the Wells Fargo Bank, N.A. may have access to Loan information. The Customer hereby consents to the use of such system by the Bank and access by Well Fargo Bank, N.A. during the period noted herein; provided, that Citibank shall ensure that the employees of Wells Fargo that have access to Loan information are bound by the confidentiality agreement dated February 24, 2006 between Citibank N.A. and Federated Investment Management Company.”

5.	The Agency Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, therefor.

6.	Except to the extent specifically amended by this Amendment, the provisions of the Agency Agreement shall remain unmodified, and the Agency Agreement and the other documents and certificates referred to in the Agency Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. This Amendment shall be construed in accordance with the laws of the State of New York.

7.	This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers and this Amendment shall be effective as of the Effective Date as defined above.

CITIBANK, N.A., Bank EACH REGISTERED INVESTMENT COMPANY ON BEHALF OF ANY APPLICABLE SERIES COMPANY, LISTED ON EXHIBIT B, ATTACHED HERETO

By: /s/ Laurie Zeppieri By: /s/ Richard A. Novak

Authorized Fund Representative

Name: Laurie Zeppieri Name: Richard A. Novak

Title: Managing Director Title: Treasurer

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

PART A

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

Federated Inflation-Protected Securities Core Fund

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund

Federated Income Securities Trust

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Global Macro Bond Fund

Federated Intermediate Corporate Bond Fund

Federated Prudent Dollarbear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Intermediate Government/Corporate Fund

Federated Insurance Series

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Government Income Securities, Inc.

Federated Income Trust

Federated Intermediate Government Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

PART B

Federated Core Trust:

Federated Duration Plus Core Fund

Federated Core Trust III:

Federated Project and Trade Finance Core Fund

Federated Equity Funds:

Federated Capital Appreciation Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated Large-Cap Growth Fund

Federated Market Opportunity Fund

Federated Mid-Cap Growth Strategies Fund

Federated Prudent Bear Fund

Federated Strategic Value Fund

Federated Equity Income Fund, Inc.

Federated Income Securities Trust:

Federated Capital Income Fund

Federated Muni and Stock Advantage Fund

Federated Index Trust:

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Insurance Series:

Federated Capital Appreciation Fund II

Federated Capital Income Fund II

Federated Kaufmann Fund II

Federated International Series, Inc.:

Federated International Bond Fund

Federated MDT Series:

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Mid-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated Asset Allocation Fund (formerly, Federated Stock and Bond Fund)

Federated World Investment Series, Inc.:

Federated International Capital Appreciation Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

NINTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Ninth Amendment (the “Amendment”) dated as of December 2, 2011, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Richard A. Novak	By: /s/ Laurie Zeppieri
Name: Richard A. Novak	Name: Laurie Zeppieri
Title: Treasurer	Title: Managing Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

PART A

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

Federated Inflation-Protected Securities Core Fund

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund

Federated Income Securities Trust

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Global Macro Bond Fund

Federated Intermediate Corporate Bond Fund

Federated Prudent Dollarbear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Intermediate Government/Corporate Fund

Federated Insurance Series

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Government Income Securities, Inc.

Federated Income Trust

Federated Intermediate Government Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

PART B

Federated Asset Allocation Fund

Federated Core Trust:

Federated Duration Plus Core Fund

Federated Core Trust III:

Federated Project and Trade Finance Core Fund

Federated Equity Funds:

Federated Capital Appreciation Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated Large-Cap Growth Fund

Federated Market Opportunity Fund

Federated Mid-Cap Growth Strategies Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Income Securities Trust:

Federated Capital Income Fund

Federated Muni and Stock Advantage Fund

Federated Index Trust:

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Insurance Series:

Federated Capital Appreciation Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

(formerly, Federated Capital Income Fund I)I

Federated International Series, Inc.:

Federated International Bond Fund

Federated MDT Series:

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Mid-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated World Investment Series, Inc.:

Federated Emerging Market Debt Fund

(formerly, Federated International Capital Appreciation Fund)

Federated International Leaders Fund

Federated International Small-Mid Company Fund

TENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of January 18, 2013, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By:/s/ Richard A. Novak	By: /s/ Barry Winter
Name: Richard A. Novak	Name: Barry Winter
Title: Treasurer	Title: Managing Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

PART A

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

Federated Inflation-Protected Securities Core Fund

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund

Federated Income Securities Trust

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Prudent Dollarbear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Unconstrained Bond Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Intermediate Government/Corporate Fund

Federated Insurance Series

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Government Income Securities, Inc.

Federated Income Trust

Federated Intermediate Government Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

PART B

Federated Core Trust III:

Federated Project and Trade Finance Core Fund

Federated Equity Funds:

Federated Absolute Return Fund

(formerly, Federated Market Opportunity Fund)

Federated Capital Appreciation Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

(formerly, Federated Mid-Cap Growth Strategies Fund)

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

(formerly, Federated Asset Allocation Fund)

Federated Income Securities Trust:

Federated Capital Income Fund

Federated Muni and Stock Advantage Fund

Federated Index Trust:

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Insurance Series:

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

(formerly, Federated Capital Appreciation Fund II)

Federated Managed Volatility Fund II

Federated International Series, Inc.:

Federated International Bond Fund

Federated MDT Series:

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated World Investment Series, Inc.:

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

ELEVENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of March 22, 2013, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Richard A. Novak	By: /s/ Richard Kissinger
Name: Richard A. Novak	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

PART A

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

Federated Inflation-Protected Securities Core Fund

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund

Federated Income Securities Trust

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Unconstrained Bond Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Intermediate Government/Corporate Fund

Federated Insurance Series

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Government Income Securities, Inc.

Federated Income Trust

Federated Intermediate Government Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

PART B

Federated Core Trust III:

Federated Project and Trade Finance Core Fund

Federated Equity Funds:

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

Federated Income Securities Trust:

Federated Capital Income Fund

Federated Muni and Stock Advantage Fund

Federated Index Trust:

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Insurance Series:

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated International Series, Inc.:

Federated International Bond Fund

Federated MDT Series:

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated World Investment Series, Inc.:

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

TWELFTH AMENDMENT

TO

AGENCY AGREEMENT FOR

SECURITIES LENDING TRANSACTIONS

This Twelfth Amendment (“Amendment”) to Agency Agreement for Securities Lending Transactions effective as of March 6, 2014, by and between CITIBANK, N.A., a national banking organization (the “Bank”) and each of the registered investment companies listed on Exhibit B to the Agency Agreement (as defined below), as amended (each such company, a “Customer” or “Fund”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Agency Agreement.

WHEREAS, the Bank and the Customer are parties to an Agency Agreement for Securities lending Transactions dated as of October 4, 2004, as the same has been subsequently amended (the “Agency Agreement”); and

WHEREAS, the Bank and the Customer desire to amend the Agency Agreement to provide for the Bank to act as subcustodian for the Customer in order to facilitate the settlement of securities loans and the termination of securities loans.

NOW, THEREFORE, the Bank and the Customer, intending to be legally bound, hereby agree as follows:

1.	The first sentence of Section 2.1 of the Agency Agreement is hereby amended to read in its entirety as follows:

“Each Customer hereby appoints Bank to act as its Agent to lend Securities held by the Custodian on behalf of such Customer to Approved Counterparties from time to time as set forth in this Agreement, and to act as its subcustodian to effect Loans and Loan terminations by delivering Securities to and receiving Securities from Approved Borrowers or their custodians or agents, to instruct the Custodian to receive and deliver securities, as applicable, to effect such Loans and Loan terminations, and to settle Cash Collateral and Securities Collateral with the Custodian on a net settlement basis daily.”

2.	A new section 4.7 is added to the Agency Agreement, said Section 4.7 to read in its entirety as follows:

4.7 Regarding Collateral Settlements. (a) Market infrastructures are public utilities, external telecommunications facilities and other common carriers of electronic and other messages, and external postal services. Market infrastructures are not delegates of the Bank.

(b)       Securities deposited with clearance systems hereunder will be subject to the laws, rules, statements of principle and practices of such clearance systems. Clearance Systems are not delegates of the Bank.

(c)       The Bank may from time to time appoint subcustodians and administrative support providers and to use or participate in market infrastructures and clearance systems.

(d)       Administrative support providers are those persons utilized by the Bank to perform ancillary services of a purely administrative nature such as couriers, messengers or other commercial transport systems.

(e) The Bank shall act in good faith and use reasonable care in the selection and continued appointment of third party subcustodians and administrative support providers, but shall otherwise have no responsibility for performance by such persons of any of the duties delegated hereunder. The Bank shall be responsible for any loss or damage suffered by the Customer resulting from the Bank’s negligence, willful misconduct or fraud or the negligence, willful misconduct or fraud of its nominees or any branch or subsidiary. Under no circumstances will the Bank be liable to the Customer for consequential loss or damage, even if advised of the possibility of such loss or damage.

(f)       The Bank may deposit or procure the deposit of assets with any clearance system as required by law, regulation or best market practice. The Bank has responsibility for selection or appointment of, or for performance by, any clearance system or market infrastructure.

(g)       In performing settlements of Collateral against Loaned Securities:

(i)	At no time will the Bank release securities to a borrower without prior receipt of Collateral or simultaneous receipt of Collateral. As to the Loans, at no time will the Bank release Collateral to a borrower with prior receipt or simultaneous receipt of the Loaned Securities.

(ii)	When acting as a subcustodian under this Agreement the Bank shall perform its obligations with due skill, care and diligence as determined in accordance with the standards and practices of a professional custodian for hire in the markets or jurisdictions in which Bank performs services under the Agreement and maintains securities and cash for the Customer.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers and this Amendment shall be effective as of the date first written above.

CITIBANK, N.A.	EACH REGISTERED INVESTMENT
COMPANY ON BEHALF OF ANY
APPLICABLE SERIES COMPANY
LISTED ON EXHIBIT B TO THE AGENCY
AGREEMENT

By: /s/ Patrick Avitabile	By: /s/ Lori A. Hensler
Name: Patrick Avitabile, Managing Director	Name: Lori A. Hensler
Title: Global Head of Equity Trading	Title: Fund Treasurer
ICG Securities Finance
Global Transaction Services
388 Greenwich Street, NY, NY 10013
Office: 212-723-5333 Fax: 212-723-8501
Email: Patrick.m.avitabile@citi.com

THIRTEENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of March 12, 2014, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor. The changes are indicated in bold italics.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

PART A

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

Federated Inflation-Protected Securities Core Fund

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund

Federated Income Securities Trust

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Unconstrained Bond Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Short-Intermediate Total Return Bond Fund

(formerly, Federated Intermediate Government/Corporate Fund)

Federated Insurance Series

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Government Income Securities, Inc.

Federated Income Trust

Federated Intermediate Government Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

PART B

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

Federated Managed Risk Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Muni and Stock Advantage Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Insurance Series

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated International Series, Inc.

Federated International Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

FOURTEENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of April 30, 2014, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor. The changes are indicated in bold italics.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

PART A

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund

Federated Income Securities Trust

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Unconstrained Bond Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Government Income Securities, Inc.

Federated Income Trust

Federated Intermediate Government Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

PART B

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

Federated Managed Risk Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Muni and Stock Advantage Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Insurance Series

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated International Series, Inc.

Federated International Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

FIFTEENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of June 13, 2014, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor. The changes are indicated in bold italics.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

PART A

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund

Federated Income Securities Trust

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Unconstrained Bond Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Government Income Securities, Inc.

Federated Income Trust

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

PART B

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

Federated Managed Risk Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Muni and Stock Advantage Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Insurance Series

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated International Series, Inc.

Federated International Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

SIXTEENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of January 26, 2015, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor. Federated GNMA Trust merged into Federated Government Income Trust (formerly Federated Income Trust) at close of business on January 23, 2015.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Emerging Markets Equity Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

Federated Managed Risk Fund

Federated Managed Volatility Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated Income Securities Trust

Federated Capital Income Fund

Federated Enhanced Treasury Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated International Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Managed Volatility Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Securities, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

SEVENTEENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of February 10, 2016, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor. Federated GNMA Trust merged into Federated Government Income Trust (formerly Federated Income Trust) at close of business on January 23, 2015. Federated Equity Advantage Fund, Emerging Markets Core Fund, and Federated International Dividend Strategy Portfolio added.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: _/s/ Lori A. Hensler_________________________	By: /s/ Richard Kissinger_______________________
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Emerging Markets Equity Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

Federated Managed Risk Fund

Federated Managed Volatility Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Enhanced Treasury Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated International Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Managed Volatility Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Securities, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

EIGHTEENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of September 1, 2016, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated International Bond Fund will be changing its name to Federated Global Total Return Bond Fund on December 8, 2016. Also, Federated Enhanced Treasury Income Bond Fund of Federated Income Securities Trust was liquidated at the close of the business day on August 12, 2016.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By:_/s/ Lori A. Hensler	By: _/s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Emerging Markets Equity Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

Federated Managed Risk Fund

Federated Managed Volatility Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

(Formerly known as Federated International Bond Fund)

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Managed Volatility Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Securities, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

NINETEENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of January 1, 2017, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Global Strategic Value Dividend Fund will be added and become effective January 1, 2017.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: John Biello
Name: Lori A. Hensler	Name: John Biello
Title: Treasurer	Title: Vice President, Citibank, N.A.

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Emerging Markets Equity Fund

Federated Global Strategic Value Dividend Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Fund (formerly Federated MDT Mid-Cap Growth Strategies Fund)

Federated Managed Risk Fund

Federated Managed Volatility Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Managed Volatility Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Securities, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTIETH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of March 1, 2017, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(b)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated MDT Stock Trust changed its name to Federated MDT Large Cap Value Fund.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Emerging Markets Equity Fund

Federated Global Strategic Value Dividend Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Fund

Federated Managed Volatility Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Large Cap Value Fund

(formerly Federated MDT Stock Trust)

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Managed Volatility Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Securities, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTY-FIRST AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of August 1, 2017, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(c)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Managed Volatility Fund and Federated Emerging Markets Equity Fund were liquidated. Federated Intercontinental Fund will be reorganized into Federated International Leaders Fund on August, 25, 2017. In addition, Federated MDT Equity Trust and its portfolio Federated MDT Large Cap Value Fund are being added August 31, 2017, and Federated Municipal Securities Fund, Inc. changed its name to Federated Municipal Bond Fund, Inc.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Equity Trust

Federated MDT Large Cap Value Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Large Cap Value Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTY-SECOND AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of December 15, 2017, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(d)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Prudent DollarBear Fund reorganized into Federated Global Total Return Bond Fund on September 22, 2017. Federated Clover Value Fund along with the standalone Federated MDT Large Cap Value Fund were reorganized into Federated MDT Large Cap Value Fund, a portfolio of Federated MDT Equity Trust, on December 8, 2017. Federated New York Municipal Income Fund was also reorganized into Federated Municipal Bond Fund, Inc. on December 8, 2017.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Equity Trust

Federated MDT Large Cap Value Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond Fund, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTY-THIRD AMENDMENT TO THE

AGENCY AGREEMENT

THIS TWENTY-THIRD AMENDMENT effective as of February 12, 2018 (the “Amendment”) hereby amends the Global Securities Lending Agency Agreement (the “Agency Agreement”) dated as of October 4, 2004 as assigned and amended from time to time, between each of the registered investment companies listed on Exhibit B to the Agency Agreement (each such company a “Customer” or a “Fund”) and Citibank, N.A. (“Bank”) (collectively, the “Parties”). Capitalized terms used but not defined herein shall have the meaning given to them in the Agency Agreement.

WHEREAS, the Customer wishes to amend the Agency Agreement to set forth the market standard borrowing agreements;

WHEREAS, the Customer wishes to amend the Agency Agreement as set forth in this Amendment to provide for the Bank’s entry into “pay-to-hold” arrangements (“P2H Reservation”) on behalf of the Customer.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties hereby agree as follows:

1.	Schedule IV

A new Schedule IV is hereby added to the Agency Agreement in the form attached hereto.

2.	P2H Reservation

A.	As used herein, “P2H Reservation” means an arrangement between the Bank and an Approved Borrower pursuant to which the Bank, on behalf of the Customer, will cause securities maintained in Designated Accounts to be held in reserve for possible future borrowing by the Approved Borrower.

B.	A P2H Reservation shall be treated as a Loan for all purposes under the agency Agreement except that:

a.	The Customer shall have no obligation to deliver, and the Bank shall not deliver, the securities subject to the P2H Reservation to the Approved Borrower, whether by causing such securities to be credited to the Approved Borrower’s securities account or otherwise, and all incidents of ownership of such securities (including all dividends and distributions thereon) shall be and remain the property of the Lender.

b.	The Approved Borrower shall have no obligation to provide Collateral with respect to a P2H Reservation.

c.	The fee payable by the Approved Borrower to the Customer with respect to the P2H Reservation shall be negotiated by the Bank with the Approved Borrower. The Bank agrees that it will seek in good faith to establish such fee at a rate that is consistent with then-current industry norms for lending fees established for securities loan transactions.

d.	The income from a P2H Reservation shall be split between the Customer and the Bank in the same proportion as fees from ordinary loans.

C.	The Bank shall cause the Securities Lending Agreement between the Bank and an Approved Borrower with which the Bank enters into a P2H Reservation to conform to the provisions of the Agency Agreement as modified by this Amendment.

D.	A P2H Reservation, unless earlier terminated by the Customer, may be converted to a Loan if requested by the Approved Borrower and agreed by the Bank. The provisions of the Agency Agreement and the applicable Securities Lending Agreement (including all fees due to the Customer thereunder) shall apply to a Loan resulting from conversion of a P2H Reservation on the same basis as such provisions apply to a Loan that has not been subject to a P2H Reservation.

3.	Miscellaneous

a)	This Amendment supplements and amends the Agency Agreement. The provisions set forth in this Amendment supersede all prior negotiations, understandings and agreements bearing upon the subject matter covered herein, including any conflicting provisions of the Agency Agreement or any provisions of the Agency Agreement that directly cover or indirectly bear upon matters covered under this Amendment.

b)	Each reference to the Agency Agreement in that document and in every other agreement, contract or instrument to which the Parties are bound, shall hereafter be construed as a reference to the Agency Agreement as separately amended by this Amendment. Except as provided in this Amendment, the provisions of the Agency Agreement remain in full force and effect. No amendment or modification to this Amendment shall be valid unless made in writing and executed by each party hereto.

c)	This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed all as of the day and year first above written.

EACH REGISTERED INVESTMENT COMPANY

ON BEHALF OF ANY APPLICABLE SERIES COMPANY

LISTED ON EXIBIT B TO THEAGENCY AGREEMENT

By: /s/ Deborah M. Molini

Name: Deborah M. Molini

Title: Assistant Fund Treasurer

Date: February 22, 2018

Acknowledged and agreed:

CITIBANK, N.A., as Agent

By: /s/ Richard Kissinger

Name: Richard Kissinger

Title: Director

Schedule IV

to the Global Securities Lending Agency Agreement,

Between CITIBANK, N.A., As the Agent

and the Lender

MARKET STANDARD LENDING AGREEMENTS

APPLICABLE LENDING AGREEMENT*
Global Master Securities Lending Agreement (May 2000) and (January 2010) Master Securities Lending Agreement (1984) Master Securities Loan Agreement (2000 version)

* Note: Agent shall provide Lender with a copy of the applicable Lending Agreement upon request.

TWENTY-FOURTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of September 1, 2018, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated MDT Equity Trust changed its name to Federated Adviser Series on August 15, 2018, and Federated Hermes SDG Engagement Equity Fund was added to Federated Adviser Series. On August 17, 2018, Federated Managed Tail Risk Fund II merged into Federated Managed Volatility Fund II.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Adviser Series

Federated Hermes SDG Engagement Equity Fund

Federated MDT Large Cap Value Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond Fund, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTY-FIFTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of December 1, 2018, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(b)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Adviser Series is adding four new funds; Federated Hermes Global Equity Fund and Federated Hermes Global Small Cap Fund which will become effective on or about February 15, 2019. Also, Federated Hermes Absolute Return Credit Fund and Federated Hermes Unconstrained Credit Fund will become effective on or about March 29, 2019.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Deborah M. Molini	By: /s/ Richard Kissinger
Name: Deborah M. Molini	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Adviser Series

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated MDT Large Cap Value Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated MDT Small Cap Growth Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond Fund, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTY-SIXTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of March 1, 2019, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(c)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Adviser Series is adding Federated Hermes International Equity Fund which is due to become effective on or about July 1, 2019.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Deborah M. Molini	By: /s/ Richard Kissinger
Name: Deborah M. Molini	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Adviser Series

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated MDT Large Cap Value Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated MDT Small Cap Growth Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond Fund, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTY-SEVENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of June 1, 2019, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(d)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Adviser Series is adding Federated Emerging Markets Equity Fund, Federated International Equity Fund, and Federated International Growth Fund which are due to become effective in August, 2019.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Deborah M. Molini	By: /s/ Richard Kissinger
Name: Deborah M. Molini	Name: Richard Kissinger
Title: Assistant Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Adviser Series

Federated Hermes Absolute Return Credit Fund

Federated Emerging Markets Equity Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Equity Fund

Federated International Growth Fund

Federated MDT Large Cap Value Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated MDT Small Cap Growth Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond Fund, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTY-EIGHTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of June 1, 2019, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(e)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Adviser Series is adding Federated Hermes Engagement High Yield Credit Fund which is due to become effective in September, 2019.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Deborah M. Molini	By: /s/ Richard Kissinger
Name: Deborah M. Molini	Name: Richard Kissinger
Title: Assistant Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Adviser Series

Federated Hermes Absolute Return Credit Fund

Federated Emerging Markets Equity Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated International Equity Fund

Federated International Growth Fund

Federated MDT Large Cap Value Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated MDT Small Cap Growth Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond Fund, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTY-NINTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of December 1, 2019, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(f)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Equity Funds’ Federated Absolute Return Fund was reorganized into Federated Global Allocation Fund on August 16, 2019. Also, Federated Total Return Series has a change where Federated Mortgage Fund was named Federated Select Total Return Bond Fund effective November 27, 2019.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Deborah M. Molini	By: /s/ Richard Kissinger
Name: Deborah M. Molini	Name: Richard Kissinger
Title: Assistant Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Adviser Series

Federated Hermes Absolute Return Credit Fund

Federated Emerging Markets Equity Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated International Equity Fund

Federated International Growth Fund

Federated MDT Large Cap Value Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Clover Small Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated MDT Small Cap Growth Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond Fund, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Select Total Return Bond Fund (formerly Federated Mortgage Fund)

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTY-NINTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of December 1, 2019, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(g)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Equity Funds’ Federated Absolute Return Fund was reorganized into Federated Global Allocation Fund on August 16, 2019. Also, Federated Total Return Series has a change where Federated Mortgage Fund was named Federated Select Total Return Bond Fund effective November 27, 2019.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Deborah M. Molini	By: /s/ Richard Kissinger
Name: Deborah M. Molini	Name: Richard Kissinger
Title: Assistant Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Adviser Series

Federated Hermes Absolute Return Credit Fund

Federated Emerging Markets Equity Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated International Equity Fund

Federated International Growth Fund

Federated MDT Large Cap Value Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Clover Small Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated MDT Small Cap Growth Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond Fund, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Select Total Return Bond Fund (formerly Federated Mortgage Fund)

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

THIRTIETH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of March 1, 2020, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(h)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Insurance Series will change its name to Federated Hermes Insurance Series, and all of its funds’ names will change becoming effective on April 28, 2020. The new names will be: Federated Hermes Kaufmann Fund II, Federated Hermes Managed Volatility Fund II, Federated Hermes Quality Bond Fund II, Federated Hermes Fund for U.S. Government Securities II and Federated Hermes Government Money Fund II.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: _____________________________	By: _________________________
Name: Deborah Molini Kraus	Name: Richard Kissinger
Title: Assistant Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Adviser Series

Federated Hermes Absolute Return Credit Fund

Federated Emerging Markets Equity Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated International Equity Fund

Federated International Growth Fund

Federated MDT Large Cap Value Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Clover Small Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Hermes Insurance Series

Federated Hermes High Income Bond Fund II

Federated Hermes Kaufmann Fund II

Federated Hermes Managed Volatility Fund II

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated MDT Small Cap Growth Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond Fund, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Select Total Return Bond Fund (formerly Federated Mortgage Fund)

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

THIRTY-FIRST AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of March 1, 2020, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Adviser Series is adding Federated Hermes U.S. SMID Fund and it will become on or about June, 1, 2020.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Deborah Molini Kraus	By: /s/ Richard Kissinger
Name: Deborah Molini Kraus	Name: Richard Kissinger
Title: Assistant Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Adviser Series

Federated Hermes Absolute Return Credit Fund

Federated Emerging Markets Equity Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated International Equity Fund

Federated International Growth Fund

Federated MDT Large Cap Value Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Clover Small Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Hermes Insurance Series

Federated Hermes High Income Bond Fund II

Federated Hermes Kaufmann Fund II

Federated Hermes Managed Volatility Fund II

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated MDT Small Cap Growth Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond Fund, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Select Total Return Bond Fund (formerly Federated Mortgage Fund)

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust